Exhibit (h)(xxv) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                   Restatement and Amendment #1 to EXHIBIT A
                        to Shareholder Services Plan of
                      the MTB Group of Funds (the "Fund")

FUND NAME                            SHARE CLASS

MTB Balanced Fund                    Class A, Class B and Institutional I Shares
MTB Equity Income Fund               Class A, Class B and Institutional I Shares
MTB Equity Index Fund                Class A, Class B and Institutional I Shares
MTB Income Fund                      Class A, Class B and Institutional I Shares
MTB Intermediate-Term Bond Fund      Class A, Class B and Institutional I Shares
MTB International Equity Fund        Class A, Class B and Institutional I Shares
MTB Large Cap Growth Fund            Class A, Class B and Institutional I Shares
MTB Large Cap Stock Fund             Class A, Class B and Institutional I Shares
MTB Large Cap Value Fund             Class A, Class B and Institutional I Shares
MTB Managed Allocation Fund -        Class A Shares and Class B Shares
 - Aggressive Growth
MTB Managed Allocation Fund -        Class A Shares and Class B Shares
 - Conservative Growth
MTB Managed Allocation Fund
 - Moderate Growth                   Class A Shares and Class B Shares
MTB Maryland Municipal Bond Fund     Class A, Class B and Institutional I Shares
MTB Mid Cap Growth Fund              Class A, Class B and Institutional I Shares
MTB Mid Cap Stock Fund               Class A, Class B and Institutional I Shares
MTB Money Market Fund                Class A, CLASS A2 SHARES (formerly
                                     Institutional Shares), Class B, Class S,
                                     and Institutional I Shares
MTB Multi Cap Growth Fund            Class A, Class B and Institutional I Shares
MTB New York Municipal
 Bond Fund                           Class A, Class B and Institutional I Shares
MTB New York Tax-Free
 Money Market Fund                   Class A and Institutional I Shares
MTB Pennsylvania Municipal
 Bond Fund                           Class A, Class B and Institutional I Shares
MTB Pennsylvania Tax-Free
 Money Market Fund                   Class A and Institutional I Shares
MTB Prime Money Market Fund          Institutional Shares
MTB Short Duration Government
 Bond Fund                           Class A, Class B and Institutional I Shares
MTB Short-Term Corporate
 Bond Fund                           Class A, Class B and Institutional I Shares
MTB Small Cap Growth Fund            Class A, Class B, Class C and
                                     Institutional I Shares
MTB Small Cap Stock Fund             Class A, Class B and Institutional I Shares
MTB Tax-Free Money Market Fund       Class A and Institutional I Shares
MTB U.S. Government Bond Fund        Class A, Class B and Institutional I Shares
MTB U.S. Government Money
 Market Fund                         Class A and Institutional I Shares
MTB U.S. Treasury Money
 Market Fund                         Class A, Class S and Institutional I Shares
MTB Virginia Municipal Bond Fund     Class A Shares


                                        MTB GROUP OF FUNDS

                                        By:
                                        Name:  Judith J. Mackin
                                        Title:   Vice President
Dated:  July 1, 2006

                   Restatement and Amendment #2 to EXHIBIT A
                        to Shareholder Services Plan of
                      the MTB Group of Funds (the "Fund")

FUND NAME                            SHARE CLASS

MTB Balanced Fund                    Class A, Class B and Institutional I Shares
MTB Equity Income Fund               Class A, Class B and Institutional I Shares
MTB Equity Index Fund                Class A, Class B and Institutional I Shares
MTB Income Fund                      Class A, Class B and Institutional I Shares
MTB Intermediate-Term Bond Fund      Class A, Class B and Institutional I Shares
MTB International Equity Fund        Class A, Class B and Institutional I Shares
MTB Large Cap Growth Fund            Class A, Class B and Institutional I Shares
MTB Large Cap Stock Fund             Class A, Class B and Institutional I Shares
MTB Large Cap Value Fund             Class A, Class B and Institutional I Shares
MTB Managed Allocation Fund          Class A Shares and Class B Shares
 - Aggressive Growth
MTB Managed Allocation Fund          Class A Shares and Class B Shares
 - Conservative Growth
MTB Managed Allocation Fund          Class A Shares and Class B Shares
 - Moderage Growth
MTB Maryland Municipal Bond Fund     Class A, Class B and Institutional I Shares
MTB Mid Cap Growth Fund              Class A, Class B and Institutional I Shares
MTB Mid Cap Stock Fund               Class A, Class B and Institutional I Shares
MTB Money Market Fund                Class A, Class A2 Shares (formerly
                                     Institutional Shares), Class B, Class S,
                                     and Institutional I Shares
MTB Multi Cap Growth Fund            Class A, Class B and Institutional I Shares
MTB New York Municipal Bond Fund Class A, Class B and Institutional I Shares MTB New York Tax-Free Money
 Market Fund                         Class A and Institutional I Shares
MTB Pennsylvania Municipal
 Bond Fund                           Class A, Class B and Institutional I Shares
MTB Pennsylvania Tax-Free
 Money Market Fund                   Class A and Institutional I Shares
MTB Prime Money Market Fund          CORPORATE SHARES (formerly: Institutional
                                     Shares)
MTB Short Duration
 Government Bond Fund                Class A, Class B and Institutional I Shares
MTB Short-Term Corporate Bond Fund   Class A, Class B and Institutional I Shares
MTB Small Cap Growth Fund            Class A, Class B, Class C and
                                     Institutional I Shares
MTB Small Cap Stock Fund             Class A, Class B and Institutional I Shares
MTB Tax-Free Money Market Fund       Class A and Institutional I Shares
MTB U.S. Government Bond Fund        Class A, Class B and Institutional I Shares
MTB U.S. Government Money
 Market Fund                         Class A and Institutional I Shares
MTB U.S. Treasury Money
Market Fund                          Class A, Class S and Institutional I Shares
MTB Virginia Municipal Bond Fund     Class A Shares


                                        MTB GROUP OF FUNDS

                                        By:
                                        Name:  Judith J. Mackin
                                        Title:   Vice President
Dated:  August 31, 2006





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